                            SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the registrant [X]
Filed by a party other than the registrant [ ]


Check the appropriate box:

[ ]  Preliminary proxy statement

[ ] Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))

[X]  Definitive proxy statement

[ ]  Definitive additional materials

[ ]  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12


                         FIRSTFED AMERICA BANCORP, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


                         FIRSTFED AMERICA BANCORP, INC.
--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)


Payment of filing fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)  Title of each class of securities to which transaction applies:
           N/A
--------------------------------------------------------------------------------
(2)  Aggregate number of securities to which transactions applies:
           N/A
--------------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
           N/A
--------------------------------------------------------------------------------
(4)  Proposed maximum aggregate value of transaction:
           N/A
--------------------------------------------------------------------------------
(5)  Total fee paid:
           N/A
--------------------------------------------------------------------------------
[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)  Amount previously paid:
           N/A
--------------------------------------------------------------------------------
(2)  Form, schedule or registration statement no.:
           N/A
--------------------------------------------------------------------------------
(3)  Filing party:
           N/A
--------------------------------------------------------------------------------
(4)  Date filed:
           N/A
--------------------------------------------------------------------------------

                         FIRSTFED AMERICA BANCORP, INC.
                                ONE FIRSTFED PARK
                          SWANSEA, MASSACHUSETTS 02777
                                 (508) 679-8181


                                  June 22, 2001



Fellow Shareholders:

         You are cordially invited to attend the annual meeting of shareholders of FIRSTFED AMERICA BANCORP, INC. The meeting will be held at The Westin Hotel, One West Exchange Street, Providence, Rhode Island, on Thursday, July 26, 2001, at 2:00 p.m., local time.

         The notice of annual meeting and proxy statement appearing on the following pages describe the formal business to be transacted at the meeting. We will also report on the operations of the Company. Directors and officers of the Company, as well as a representative of KPMG LLP, the Company's independent auditors, will be present to respond to appropriate questions of shareholders.

         It is important that your shares are represented at this meeting, whether or not you attend the meeting in person and regardless of the number of shares you own. To make sure your shares are represented, we urge you to complete and mail the enclosed proxy card. If you attend the meeting, you may vote in person even if you have previously mailed a proxy card.

         We look forward to seeing you at the meeting.

                                        Sincerely,


                                        /s/ Robert F. Stoico

                                        Robert F. Stoico
                                        Chairman of the Board, President and
                                        Chief Executive Officer

                         FIRSTFED AMERICA BANCORP, INC.
                                ONE FIRSTFED PARK
                          SWANSEA, MASSACHUSETTS 02777
                                 (508) 679-8181

--------------------------------------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

--------------------------------------------------------------------------------

     FIRSTFED AMERICA BANCORP, INC. (the "Company") will hold its annual meeting of shareholders at The Westin Hotel, One West Exchange Street, Providence, Rhode Island, on Thursday, July 26, 2001, at 2:00 p.m., local time, for the following purposes:

     1.   To elect two directors to serve for a term of three years;

     2. To ratify the appointment of KPMG LLP as independent auditors for the Company for the fiscal year ending March 31, 2002; and

     3. To transact any other business that may properly come before the meeting.

     NOTE: The Board of Directors is not aware of any other business to come before the meeting.

     Only shareholders of record at the close of business on June 4, 2001 are entitled to receive notice of the meeting and to vote at the meeting and any adjournment or postponement of the meeting.

     Please complete and sign the enclosed form of proxy, which is solicited by the Board of Directors, and mail it promptly in the enclosed envelope. The proxy will not be used if you attend the meeting and vote in person.

                                    BY ORDER OF THE BOARD OF DIRECTORS


                                    /s/ Cecilia R. Viveiros

                                    Cecilia R. Viveiros
                                    Corporate Secretary


Swansea, Massachusetts
June 22, 2001


IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO ENSURE A QUORUM. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

--------------------------------------------------------------------------------
                                 PROXY STATEMENT
                                       OF
                         FIRSTFED AMERICA BANCORP, INC.
--------------------------------------------------------------------------------


                         ANNUAL MEETING OF SHAREHOLDERS
                                  JULY 26, 2001

--------------------------------------------------------------------------------

     This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of FIRSTFED AMERICA BANCORP, INC. (the "Company") to be used at the annual meeting of shareholders of the Company. The Company is the holding company for First Federal Savings Bank of America ("First Federal" or the "Bank"), FIRSTFED INSURANCE AGENCY, LLC and FIRSTFED TRUST COMPANY, NA. The annual meeting will be held at The Westin Hotel, One West Exchange Street, Providence, Rhode Island, on Thursday, July 26, 2001, at 2:00 p.m., local time. This proxy statement and the enclosed proxy card are being first mailed to shareholders on or about June 22, 2001.

--------------------------------------------------------------------------------

                           VOTING AND PROXY PROCEDURE

--------------------------------------------------------------------------------

WHO CAN VOTE AT THE MEETING

     You are entitled to vote your Company common stock if the records of the Company show that you held your shares as of the close of business on June 4, 2001. If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in "street name," and these proxy materials are being forwarded to you by your broker or nominee. As the beneficial owner, you have the right to direct your broker how to vote. Your broker or nominee has enclosed a voting instruction card for you to use in directing the broker or nominee how to vote your shares.

     As of the close of business on June 4, 2001, a total of 6,220,249 shares of Company common stock was outstanding. Each share of common stock has one vote. As provided in the Company's Certificate of Incorporation, no record owner of the Company's common stock which is beneficially owned, either directly or indirectly, by a person who beneficially owns in excess of 10% of the Company's outstanding shares, is entitled to any vote in respect of the shares held in excess of that limit.

ATTENDING THE MEETING

     If you hold your shares in street name, you will need proof of ownership to be admitted to the meeting. A recent brokerage statement or letter from a bank or broker are examples of proof of ownership. If you want to vote your shares of Company common stock held in street name in person at the meeting, you will have to get a written proxy in your name from the broker, bank or other nominee who holds your shares.

VOTE REQUIRED

     A majority of the outstanding shares of common stock entitled to vote is required to be represented at the meeting in order to constitute a quorum for the transaction of business. If you return valid proxy instructions or attend the meeting in person, your shares will be counted for purposes of determining whether there is a quorum, even if you abstain from voting. Broker non-votes also will be counted for purposes of determining the existence of a quorum. A broker non-vote occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.

     In voting on the election of directors, you may vote in favor of both nominees, withhold votes as to both nominees, or withhold votes as to a specific nominee. Directors are elected by a plurality of the votes cast. This means that the nominees receiving the greatest number of votes will be elected. Votes that are withheld and broker non-votes will have no effect on the outcome of the election. In voting on the ratification of the appointment of KPMG LLP as independent auditors, you may vote in favor of the proposal, vote against the proposal or abstain from voting. The ratification of KPMG LLP as independent auditors will be decided by the affirmative vote of a majority of the votes cast. Broker non-votes and abstentions will not be counted as votes cast and will have no effect on the voting on this matter.

VOTING BY PROXY

     The Company's Board of Directors requests that you allow your shares of Company common stock to be represented at the annual meeting by the persons named in the enclosed proxy card. All shares of Company common stock represented at the meeting by properly executed and dated proxies will be voted according to the instructions indicated on the proxy card. If you sign, date and return a proxy card without giving voting instructions, your shares will be voted as recommended by the Company's Board of Directors. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" BOTH OF THE NOMINEES AND "FOR" RATIFICATION OF KPMG LLP AS INDEPENDENT AUDITORS.

     If any matters not described in this proxy statement are properly presented at the annual meeting, the persons named in the proxy card will use their own judgment to determine how to vote your shares. This includes a motion to adjourn or postpone the meeting in order to solicit additional proxies. If the annual meeting is postponed or adjourned, your Company common stock may be voted by the persons named in the proxy card on the new meeting date as well, unless you have revoked your proxy. The Company does not know of any other matters to be presented at the meeting.

     You may revoke your proxy at any time before the vote is taken at the meeting. To revoke your proxy you must either advise the Corporate Secretary of the Company in writing before your common stock has been voted at the annual meeting, deliver a later dated proxy, or attend the meeting and vote your shares in person. Attendance at the annual meeting will not in itself revoke your proxy.

     If your Company common stock is held in street name, you will receive instructions from your broker, bank or other nominee that you must follow in order to have your shares voted. Your broker or bank may allow you to deliver your voting instructions via the telephone or the Internet. Please see the instruction form that is provided by your broker, bank or other nominee and accompanies this proxy statement. If you wish to change your voting instructions after you have returned your voting instruction form to your broker or bank, you must contact your broker or bank.

     The cost of solicitation of proxies on behalf of the Board will be borne by the Company. In addition to the solicitation of proxies by mail, Georgeson Shareholder Communications Inc., a proxy solicitation firm, will assist the Company in soliciting proxies for the annual meeting. The Company will pay a fee of $3,000, plus out-of-pocket expenses, for these services. Proxies may also be solicited personally or by telephone by directors, officers and other employees of the Company and the Bank without any additional compensation. The Company will also request persons, firms and corporations holding shares in their names, or in the name of their nominees, which are beneficially owned by others, to send proxy material to, and obtain proxies from, the beneficial owners, and will reimburse those record holders for their reasonable expenses in doing so.

PARTICIPANTS IN FIRST FEDERAL'S ESOP AND 401(k) PLAN

     If you are a participant in the First Federal Savings Bank of America Employee Stock Ownership Plan and Trust (the "ESOP") or if you hold shares of Company common stock through the Bank's 401(k) Plan, you will be receiving voting instructions under separate cover. Through such voting instructions, you will be able to direct the trustees for the plans as to the manner in which shares of Company common stock allocated to your plan accounts are to be voted. The deadline for returning your voting instructions to either the ESOP plan trustee or the Registrar and Transfer Company, as applicable, is July 19, 2001.

--------------------------------------------------------------------------------
                                 STOCK OWNERSHIP
--------------------------------------------------------------------------------


     The following table provides information as of June 4, 2001, with respect to persons known by the Company to be the beneficial owners of more than 5% of the Company's outstanding common stock. A person may be considered to own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investing power.

                                                                    NUMBER OF SHARES     PERCENT OF COMMON
NAME AND ADDRESS                                                         OWNED           STOCK OUTSTANDING
----------------                                                    ----------------     -----------------

First Federal Savings Bank of America                                  678,351(1)             10.91%
  Employee Stock Ownership Plan and Trust
ONE FIRSTFED PARK
Swansea, Massachusetts 02777

The FIRSTFED Charitable Foundation                                     601,972(2)              9.68%
  (the "Foundation")
ONE FIRSTFED PARK
Swansea, Massachusetts 02777

Jeffrey L. Gendell                                                     582,200(3)              9.36%
Tontine Management, L.L.C.
Tontine Financial Partners, L.P.
Tontine Overseas Associates, L.L.C.
Tontine Partners, L.P.
Tontine Associates, L.L.C.
200 Park Avenue, Suite 3900
New York, NY 10166

Robert F. Stoico                                                       400,188(4)              6.25%
c/o FIRSTFED AMERICA BANCORP, INC.
ONE FIRSTFED PARK
Swansea, Massachusetts  02777

                                                                    NUMBER OF SHARES     PERCENT OF COMMON
NAME AND ADDRESS                                                         OWNED           STOCK OUTSTANDING
----------------                                                    ----------------     -----------------


Brandes Investment Partners, L.P.                                        392,149(5)            6.30%
Brandes Investment Partners, Inc.
Brandes Holdings, L.P.
Charles H. Brandes
Glenn R. Carlson
Jeffrey A. Busby
11988 El Camino Real
Suite 500
San Diego, California 92130

Wellington Management Company, LLP                                       319,400(6)            5.13%
75 State Street
Boston, Massachusetts 02109

------------------


(1) Under the terms of the ESOP, the ESOP trustee will vote shares allocated to participants' accounts in the manner directed by the participants. The ESOP trustee, subject to its fiduciary responsibilities, will vote unallocated shares and allocated shares for which no timely voting instructions are received in the same proportion as shares for which the trustee has received proper voting instructions from participants. As of June 4, 2001, 368,564 shares have been allocated to participants' accounts and 309,787 shares remain unallocated under the ESOP.

(2) The Foundation was established and funded in connection with the Bank's conversion to stock form on January 15, 1997. As mandated by the Office of Thrift Supervision, the terms of the gift instrument require that all shares of common stock held by the Foundation must be voted in the same ratio as all other shares of Company common stock on all proposals considered by shareholders of the Company.

(3) Based on information disclosed by the group of reporting persons set forth herein in a Schedule 13G filed with the Securities and Exchange Commission ("SEC") and most recently amended on February 14, 2001, the following entities may be deemed to be the beneficial owners of the amount of common stock indicated after their names: Jeffrey L. Gendell, 582,200 shares; Tontine Management, L.L.C., 489,700 shares; Tontine Financial Partners, L.P., 414,700 shares; Tontine Overseas Associates, L.L.C., 90,000 shares; Tontine Partners, L.P., 65,000 shares; and Tontine Associates, L.L.C., 10,000 shares.

(4) Includes 174,144 shares subject to options granted under the FIRSTFED AMERICA BANCORP, INC. 1997 Stock Based Incentive Plan, which are currently exercisable or will become exercisable within 62 days, and 13,061 shares subject to options granted under the 1998 Stock Option Plan, which will become exercisable within 62 days.

(5) Based on information disclosed by the group of reporting persons set forth herein in a Schedule 13G filed with the SEC and most recently amended on February 14, 2001 and a Form 13F filed on February 14, 2001.

(6) Based on information disclosed in a Schedule 13G filed with the SEC and most recently amended on February 13, 2001.


--------------------------------------------------------------------------------
             INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON
--------------------------------------------------------------------------------

     The two nominees proposed by the Board of Directors for election as director were unanimously chosen by the Nominating Committee of the Board of Directors. Neither of the nominees is being proposed according to an agreement or understanding between either of them and the Company.

--------------------------------------------------------------------------------
                       PROPOSAL 1 -- ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

     The Company's Board of Directors consists of seven members. Six directors are independent, and one director is a member of management. The Board is divided into three classes with three-year staggered terms, with approximately one-third of the directors elected each year. The nominees for election this year are Robert F. Stoico and John S. Holden, Jr., each of whom is a director of the Company and the Bank.

     It is intended that the proxies solicited by the Board of Directors will be voted for the election of the nominees named above. If any nominee is unable to serve, the persons named in the proxy card would vote your shares to approve the election of any substitute proposed by the Board of Directors. Alternatively, the Board of Directors may adopt a resolution to reduce the size of the Board. At this time, the Board of Directors knows of no reason why either nominee might be unable to serve.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF BOTH OF THE NOMINEES.


INFORMATION WITH RESPECT TO NOMINEES, CONTINUING DIRECTORS AND CERTAIN EXECUTIVE OFFICERS

     The following table sets forth, as of June 4, 2001, the names of nominees and continuing directors and the Named Executive Officers, their ages, a brief description of their recent business experience, including present occupations and employment, the year in which each became a director of the Bank and the year in which their terms (or, in the case of nominees, their proposed terms) as director of the Company expire. This table also sets forth the amount of common stock and the percent thereof beneficially owned by each director, each Named Executive Officer and all directors and executive officers as a group as of June 4, 2001. Unless otherwise indicated, each of the named individuals has sole voting and investment power with respect to the shares shown.


                                                                                    AMOUNT AND
                                                                  EXPIRATION OF     NATURE OF         OWNERSHIP
  NAME AND PRINCIPAL OCCUPATION AT PRESENT             DIRECTOR      TERM AS        BENEFICIAL       AS A PERCENT
          AND FOR PAST FIVE YEARS              AGE     SINCE(1)      DIRECTOR       OWNERSHIP          OF CLASS
--------------------------------------------  ------  ----------  -------------  ----------------  ----------------
NOMINEES

Robert F. Stoico                                60       1980         2004        400,188(2)(3)         6.25%
         Chairman of the Board of the
         Company and President and Chief
         Executive Officer of the Company
         and the Bank

John S. Holden, Jr.                             71       1982         2004         38,514(4)(5)(6)         *
             Chairman of the Board,
             Chief Executive Officer and
             Treasurer of Automatic
             Machine Products Co.

                                                                                    AMOUNT AND
                                                                  EXPIRATION OF     NATURE OF         OWNERSHIP
  NAME AND PRINCIPAL OCCUPATION AT PRESENT             DIRECTOR      TERM AS        BENEFICIAL       AS A PERCENT
          AND FOR PAST FIVE YEARS              AGE     SINCE(1)      DIRECTOR        OWNERSHIP          OF CLASS
--------------------------------------------  ------  ----------  -------------  ----------------  ----------------
CONTINUING DIRECTORS

Richard W. Cederberg                            72       1982         2002         40,914(4)(5)(7)          *
         Retired, former Chairman of Larson
         Tool and Stamping Co.

Gilbert C. Oliveira                             76       1960         2002         64,914(4)(5)            1.04%
         President and Treasurer of Gilbert
         C. Oliveira Insurance Agency, Inc.

Paul A. Raymond, DDS                            57       1981         2002         38,384(4)(5)(8)          *
         Dentist in town of Swansea,
         Massachusetts

Thomas A. Rodgers, Jr.                          87       1963         2003         75,914(4)(5)            1.22%
         President and Chief Executive
         Officer of Rodgers Family
         Foundation and former Chairman
         of Globe Manufacturing Co., Inc.

Anthony L. Sylvia                               69       1984         2003         43,914(4)(5)             *
         President and Treasurer of The
         Baker Manufacturing Co., Inc.

NAMED EXECUTIVE OFFICERS
(WHO ARE NOT ALSO DIRECTORS)

Edward A. Hjerpe, III                           42       --            --         108,440(2)(3)            1.72%
         Executive Vice President, Chief
         Operating Officer, and Chief
         Financial Officer of the Company
         and the Bank.  (9)

Frederick R. Sullivan                           59       --            --          72,019(2)(3)            1.15%
         Executive Vice President of the
         Company and the Bank

Kevin J. McGillicuddy                           61       --            --          70,807(2)(3)            1.13%
         Executive Vice President of the
         Company and the Bank

All directors and executive officers as a
group (10 persons)                             --        --            --         954,008(10)             14.27%

--------------------------

*    Does not exceed 1.0% of the Company's voting securities.

(1)  Includes years of service as a director of the Bank.

(2) Includes 87,072, 17,414, 17,414, and 17,414 shares awarded to Messrs. Stoico, Hjerpe, Sullivan and McGillicuddy, respectively, under the FIRSTFED AMERICA BANCORP, INC. 1997 Stock-Based Incentive Plan (the "Incentive Plan"). Such awards commenced vesting at a rate of 20% per year beginning August 5, 1998 but would vest immediately upon death, disability, retirement or a change in control. Each participant presently has voting power as to the shares awarded. In addition, Mr. Hjerpe received 8,707 additional shares awarded under the Incentive Plan, which commenced vesting at a rate of 20% per year beginning June 29, 1999.

(3) Includes 174,144, 60,950, 34,829 and 34,829 options granted to Messrs. Stoico, Hjerpe, Sullivan and McGillicuddy, respectively, under the Incentive Plan, which are currently exercisable or will become exercisable within 62 days, and excludes 43,536, 26,122, 8,707 and 8,707 shares for Messrs. Stoico, Hjerpe, Sullivan and McGillicuddy, respectively, subject to unexercisable options granted to each of these named executive officers under the Incentive Plan. Also includes 13,061, 5,224, 2,612 and 2,612 options granted to Messrs. Stoico, Hjerpe, Sullivan and McGillicuddy, respectively, under the 1998 Stock Option Plan, which are currently exercisable or will become exercisable within 62 days and excludes 52,243, 20,896, 10,448 and 10,448 shares for Messrs. Stoico, Hjerpe, Sullivan and McGillicuddy, respectively, subject to unexercisable options granted to each of these named executive officers under the 1998 Stock Option Plan. Shares subject to options granted under the Incentive Plan and the 1998 Stock Option Plan vest at a rate of 20% per year commencing on August 5, 1998 and July 18, 2001, respectively, but would vest immediately upon death, disability, retirement or a change in control. Included in Mr. Hjerpe's total are 26,122 additional options, which are currently exercisable or will become exercisable within 62 days, and excludes 17,414 options which are unexercisable granted under the Incentive Plan, which commenced vesting in five equal annual installments on June 29, 1999.

(4) Includes 10,449 shares awarded to each outside director under the Incentive Plan. Such awards commenced vesting at a rate of 20% per year beginning August 5, 1998 but would vest immediately upon death, disability, retirement or a change in control.

(5) Includes 20,898 options granted to each outside director under the Incentive Plan and 1,567 options under the 1998 Stock Option Plan, which are currently exercisable or will become exercisable within 62 days, and excludes 5,224 shares subject to unexercisable options granted to each outside director under the Incentive Plan and 6,269 options granted under the 1998 Stock Option Plan. Shares subject to options granted under the Incentive Plan and the 1998 Stock Option Plan vest at a rate of 20% per year commencing on August 5, 1998 and July 18, 2001, respectively, but would vest immediately upon death, disability, retirement or a change in control.

(6) Includes 200 shares held by Mr. Holden's spouse and 200 shares held by Mr. Holden's son.

(7)  Includes 4,000 shares held by Mr. Cederberg's spouse.

(8)  Includes 470 shares held by Dr. Raymond's spouse's IRA.

(9) Prior to 1997, Mr. Hjerpe served as Executive Vice President/Chief Financial Officer of the Federal Home Loan Bank of Boston.

(10) Includes all options currently exercisable or which will become exercisable within 62 days under the Incentive Plan and the 1998 Stock Option Plan.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     The Board of Directors of the Company and the Board of Directors of the Bank conduct business through meetings of the Boards of Directors and through activities of their respective committees. The Board of Directors of the Company generally meets quarterly, while the Bank's Board of Directors generally meets on a monthly basis, and both may have additional meetings as needed. During the fiscal year ended March 31, 2001, the Board of Directors of the Company held 7 meetings. The Board of Directors of the Bank held 12 meetings during fiscal 2001. All of the directors of the Company and Bank attended at least 75%, with the exception of Mr. Cederberg who attended 71%, of the total number of the Company's Board meetings held and committee meetings on which such directors served during the fiscal year ended March 31, 2001. The Board of Directors of the Company and Bank maintain committees, the nature and composition of which are described below:

     AUDIT AND COMPLIANCE COMMITTEE. The Audit and Compliance Committee of the Company consists of Messrs. Holden, Raymond and Sylvia, who are outside Directors. The Audit and Compliance

Committee of the Bank consists of Messrs. Holden, Raymond, Sylvia and Gerhard S. Lowenstein, who are outside Directors. These committees generally meet on a quarterly basis and are responsible for the review of audit reports and management's actions regarding the implementation of audit findings and to review compliance with all relevant laws and regulations. The internal audit function, which is outsourced to The Harcourt Group, Ltd., reports to the Audit and Compliance Committees of the Company and Bank. The Audit and Compliance Committees of the Company and Bank met 4 times in fiscal 2001.

     COMPENSATION COMMITTEE. The Compensation Committee of the Company consists of Messrs. Stoico, Oliveira and Rodgers. The Management and Personnel Committee of the Bank consists of Messrs. Stoico, Oliveira, Rodgers and Willard E. Olmsted. Such Committees are responsible for all matters regarding compensation and fringe benefits for officers and employees of the Company and the Bank and meet on an as needed basis. See "Executive Compensation - Compensation Committee Report on Executive Compensation." The Compensation Committee of the Company and the Management and Personnel Committee of the Bank met jointly twice in fiscal 2001.

     NOMINATING COMMITTEE. The Company's Nominating Committee for the 2001 Annual Meeting consists of Messrs. Stoico, Rodgers and Sylvia. The committee considers and recommends the nominees for director to stand for election at the Company's annual meeting of shareholders. The Company's Certificate of Incorporation and Bylaws provide for shareholder nominations of directors. These provisions require such nominations to be made pursuant to timely notice in writing to the Secretary of the Company. The shareholder's notice of nomination must contain all information relating to the nominee that is required to be disclosed by the Company's Bylaws and by the Securities Exchange Act of 1934, as amended (the "Exchange Act"). See "Shareholder Proposals." The Nominating Committee met on March 22, 2001.

DIRECTORS' COMPENSATION

     DIRECTORS' FEES. Directors of the Company receive a $1,500 annual retainer, with no additional compensation for Committee or Company meetings. Directors of the Bank are currently paid an annual retainer of $11,000, except that the Chairman of the Board of the Bank, an outside director, receives an annual retainer of $25,000. Directors of the Bank also receive a fee of $800 for each regular and special board meeting which they attend. Directors of the Company and the Bank are not compensated for attending telephonic meetings. In addition, members of the Bank's Executive Committee of the Board receive an annual retainer of $5,000 and a fee of $550 for each Executive Committee meeting which they attend. Members of the Bank's Audit and Compliance Committee and Management and Personnel Committee receive a fee of $550 for each meeting which they attend.

     1998 STOCK OPTION PLAN. Under the FIRSTFED AMERICA BANCORP, INC. 1998 Stock Option Plan, each member of the Company's and Bank's Board of Directors who is not an officer or employee of the Company or the Bank received non-statutory stock options during fiscal 2001 to purchase 7,836 shares of the Company's common stock. The directors' awards vest equally over a five-year period but would vest immediately upon death, disability, retirement or a change in control.

--------------------------------------------------------------------------------
                             EXECUTIVE COMPENSATION
--------------------------------------------------------------------------------

     SUMMARY COMPENSATION TABLE. The following information is furnished for the Chief Executive Officer and the other executive officers of FIRSTFED AMERICA BANCORP, INC. who received salary and bonus of $100,000 or more during the fiscal year ended March 31, 2001 (the "Named Executive Officers").


                                                              --------------------------------
                                                ANNUAL             LONG-TERM COMPENSATION
                                            COMPENSATION(1)                AWARDS
                                         -----------------------------------------------------

                                                                                SECURITIES
                                                                RESTRICTED      UNDERLYING
                                                                   STOCK         OPTIONS/        ALL OTHER
        NAME AND PRINCIPAL        FISCAL                           AWARDS          SARS         COMPENSATION
             POSITIONS             YEAR    SALARY($)   BONUS($)    ($)(2)         (#)(3)           ($)(4)
--------------------------------------------------------------------------------------------------------------
Robert F. Stoico, Chairman,         2001   $487,348   $187,997       -            65,304          $299,534
President and Chief Executive       2000    395,184    217,976       -               -             260,327
Office                              1999    382,128    180,736       -               -             269,845

Edward A. Hjerpe, III               2001    229,025     71,593       -            26,120           56,054
Executive Vice President,           2000    210,661     94,706       -               -             55,752
Chief Operating Officer and Chief   1999    203,140     78,006    167,610         43,536           51,761
Financial Officer

Frederick R. Sullivan               2001    160,000     39,988       -            13,060           27,975
Executive Vice President            2000    130,059     46,477       -               -             39,480
                                    1999    125,340     38,523       -               -             42,961

Kevin J. McGillicuddy               2001    158,665     39,513       -            13,060           27,817
Executive Vice President            2000    130,059     46,477       -               -             41,480
                                    1999    125,340     38,523       -               -             42,761


-----------------
(1) Under Annual Compensation, the column titled "Salary" includes directors' fees for the Chairman, President and Chief Executive Officer.

(2) Includes stock awards of 8,707 shares granted to Mr. Hjerpe under the Incentive Plan, which began vesting in five equal annual installments on June 29, 1999. When shares become vested and are distributed, the recipient also receives an amount equal to accumulated cash and stock dividends (if any) with respect thereto plus earnings thereon. The awards vest immediately upon termination of employment due to death, disability, retirement or following a change in control. As of March 31, 2001, the market value of the unvested restricted shares held by Mr. Hjerpe was $130,692. The dollar amount set forth in the table represents the market value of the shares awarded to Mr. Hjerpe as of the date of grant.

(3) Includes stock options granted to Messrs. Stoico, Hjerpe, Sullivan and McGillicuddy, respectively, pursuant to the 1998 Stock Option Plan during fiscal year 2001. See "Option Grants in Last Fiscal Year" table for discussion of options granted under the 1998 Stock Option Plan. Mr. Hjerpe received 43,536 additional options under the Incentive Plan, which commenced vesting in five equal annual installments on June 29, 1999.

(4) Includes $26,252, $24,026, $23,016 and $22,906 representing the value of shares allocated under the ESOP for the benefit of Messrs. Stoico, Hjerpe, Sullivan and McGillicuddy, respectively, as of March 31, 2001. Also includes employer contributions of $273,287, $32,028, $4,959 and $4,911 to the Bank's non-qualified plans for Messrs. Stoico, Hjerpe, Sullivan and McGillicuddy, respectively.

     EMPLOYMENT AGREEMENTS. The Bank and the Company have entered into employment agreements with Messrs. Stoico, Hjerpe, Sullivan and McGillicuddy (individually, the "Executive"). The employment agreements are intended to ensure that the Bank and the Company maintain a stable and competent management base. The continued success of the Bank and the Company depends to a significant degree on the skills and competence of the above officers.

     The Bank employment agreements provide for a three-year term for Mr. Stoico and a two-year term for Mr. Hjerpe. The Company employment agreements for Mr. Stoico and Mr. Hjerpe provide for a five- year term. The Bank and Company employment agreements for Messrs. Sullivan and McGillicuddy provide for a two-year term. The term of the Company employment agreements extend on a daily basis and the Bank employment agreements are renewable on an annual basis unless notice of non-renewal is given by the Board of Directors or the executive. The employment agreements provide that the executive's base salary will be reviewed annually. In addition to the base salary, the Agreements provide for, among other things, participation in employee and executive benefits plans and other employee and fringe benefits applicable to similarly-situated executive personnel.

     The employment agreements provide for termination by the Bank or the Company for cause as defined in the employment agreements at any time. If the Bank or the Company chooses to terminate the Executive's employment for reasons other than for cause, or if the Executive resigns from the Bank or the Company after specified circumstances that would constitute constructive termination, the Executive or, if the Executive dies, his beneficiary would be entitled to receive an amount equal to the remaining base salary payments due to the Executive and the contributions that would have been made on the Executive's behalf to any employee benefit plans of the Bank or the Company during the remaining term of the agreement. The Bank and the Company would also continue and pay for the Executive's life, health and disability coverage for the remaining term of the employment agreement. Upon any termination of the Executive for reasons other than a change in control, the Executive must comply with a one-year non-competition agreement.

     Under the employment agreements, if voluntary or involuntary termination follows a change in control of the Bank or the Company (as defined in the employment agreements), the Executive or, if the Executive dies, his beneficiary would be entitled to a severance payment equal to the greater of: (i) the payments due for the remaining terms of the Agreements; or (ii) five times the average of the five preceding taxable years' annual compensation for Mr. Stoico and Mr. Hjerpe under the Company employment agreements, three times for Mr. Stoico and Mr. Hjerpe under the Bank employment agreements, and three times the average of the five preceding years' taxable compensation for Messrs. Sullivan and McGillicuddy under the Bank and Company employment agreements. In addition, the Bank and the Company would continue Mr. Stoico's life, health and disability coverage for thirty-six or sixty months, respectively. The Bank and the Company would also continue the life, health and disability coverage for Mr. Hjerpe for twenty-four or sixty months, respectively, and twenty-four months in the cases of Messrs. Sullivan and McGillicuddy. Even though both the Company and the Bank employment agreements provide for a severance payment if a change in control occurs, the Executive would not receive duplicative payments or benefits under the agreements.

     Mr. Stoico and Mr. Hjerpe would be entitled to receive a tax indemnification payment if payments under the employment agreements or otherwise triggered liability under the Internal Revenue Code for the excise tax applicable to "excess parachute payments." Under applicable law, the excise tax is triggered by change in control-related payments that equal or exceed three times the Executive's average annual compensation over the five years preceding the change in control. The excise tax equals 20% of the amount of the payment in excess of one times the Executive's average compensation over the preceding five-year period.

     Payments to the Executive under the Bank's employment agreement will be guaranteed by the Company in the event that payments or benefits are not paid by the Bank. Payment under the Company's employment agreement would be made by the Company. All reasonable costs and legal fees paid or incurred by the Executive pursuant to any dispute or question of interpretation relating to the employment agreements shall be paid by the Bank or Company, respectively, if the Executive is successful on the merits pursuant to a legal judgment, arbitration or settlement. The employment agreements also provide that the Bank and Company shall indemnify the Executive to the fullest extent allowable under federal and Delaware law, respectively.

     RETIREMENT PLAN. The Bank participates in the Financial Institutions Retirement Fund (the "Retirement Plan") to provide retirement benefits for eligible employees. Employees become eligible to participate in the Retirement Plan after the completion of 12 consecutive months of employment with the Bank and the attainment of age 21. The Retirement Plan excludes hourly paid employees from participation. Benefits under the Retirement Plan are based on the participant's years of service and salary. A participant may elect early retirement as early as age 45. However, a participant's normal retirement benefits will be reduced by an early retirement factor based on age at early retirement.

     Participants generally have no vested interest in Retirement Plan benefits prior to the completion of five years of service with the Bank. Following the completion of five years of vesting service, or in the event of a participant's attainment of age 65, a participant becomes 100% vested in his/her accrued benefit under the Retirement Plan. The table below reflects the pension benefit payable to a participant assuming various levels of earnings and years of service. The amounts of benefits paid under the Retirement Plan are not reduced for any social security benefit payable to participants. As of January 1, 2001, Messrs. Stoico, Hjerpe, Sullivan and McGillicuddy had credited years of service of 27 years 4 months, 13 years 6 months, 11 years 9 months, and 4 years 11 months, respectively. The Retirement Plan provides the participant portability with another participating member. Mr. Hjerpe's credited years of service include credited years of service with his former employer, a participant in the same multiple employer retirement plan.


                                                         YEARS OF BENEFIT SERVICE
                       ----------------------------------------------------------------------------------------
  FINAL AVERAGE
  EARNINGS(1)(2)         15                  20                 25                 30                    35
-------------------    -------            -------            --------           --------              ---------
    $ 50,000           $15,000            $20,000            $ 25,000           $ 30,000              $ 35,000

    $ 75,000           $22,500            $30,000            $ 37,500           $ 45,000              $ 52,500

    $100,000           $30,000            $40,000            $ 50,000           $ 60,000              $ 70,000

    $125,000           $37,500            $50,000            $ 62,500           $ 75,000              $ 87,500

    $150,000           $45,000            $60,000            $ 75,000           $ 90,000              $105,000

    $200,000(3)        $60,000            $80,000            $100,000           $120,000              $140,000


-------------------------

(1) The compensation utilized for formula purposes includes the salary reported in the "Summary Compensation Table."
(2) The maximum annual benefit payable at age 65 for plan years beginning on or after January 1, 2001 is $140,000/year.
(3) For 2001, Section 401(a)(17) of the Internal Revenue Code of 1986, as amended (the "Code"), limited the amount of compensation the Bank may consider in computing benefits under the Retirement Plan to $170,000.

     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN. The Bank currently maintains a supplemental executive retirement plan under which it annually credits a specified amount of money to the account of plan participants. Benefits under the plan become payable following a participant's termination of employment. The Bank intends the benefits provided under the plan to make participants whole for reductions in benefits payable under the terms of the Thrift and ESOP maintained by the Bank, as a result of limitations imposed by the Code, and provide additional retirement benefits for participants.

     Participants generally vest in the amounts credited to the plan after completing five years of employment with the Bank (the same time period over which they become vested in benefits under the corresponding tax-qualified retirement plans). However, participants vest immediately upon death or disability. The Bank currently maintains an irrevocable grantor's trust (also known as a "rabbi trust") to hold assets of the Bank for the exclusive purpose of paying benefits under the plan. However, in the event of the insolvency of the Bank, the assets of the trust are first subject to the claims of the Bank's creditors. The assets of this trust may be used to acquire shares of common stock to satisfy the obligations of the Bank for the payment of benefits under the plan. As of March 31, 2001, only Mr. Stoico and Mr. Hjerpe participated in the plan.

OPTION GRANTS IN LAST FISCAL YEAR

     The following table lists all grants of options to the Named Executive Officers for fiscal year 2001 and contains certain information about the potential value of those options based upon certain assumptions as to the appreciation of the Company's stock over the life of the option.


                                                                                             POTENTIAL REALIZABLE
                                                                                               VALUE AT ASSUMED
                                                                                               ANNUAL RATES OF
                                                                                                 STOCK PRICE
                                                                                               APPRECIATION FOR
                                                                                               OPTION TERM (1)
                                                                                        ------------------------------

                             NUMBER OF
                             SECURITIES         % OF TOTAL
                             UNDERLYING          OPTIONS            EXERCISE OR
                              OPTIONS           GRANTED TO          BASE PRICE
                              GRANTED          EMPLOYEES IN             PER          EXPIRATION
          NAME                 (#)(2)           FISCAL YEAR            SHARE           DATE(3)           5%               10%
---------------------        ----------        ------------         ------------     ----------       --------        ----------
Robert F. Stoico               65,304              39.86%             $12.94           7/18/10        $531,575        $1,346,568

Edward A. Hjerpe, III          26,120              15.94               12.94           7/18/10         212,617           538,594

Frederick R. Sullivan          13,060               7.97               12.94           7/18/10         106,308           269,297

Kevin J. McGillicuddy          13,060               7.97               12.94           7/18/10         106,308           269,297

-------------------------

(1) The dollar gains under these columns result from calculations required by the Securities and Exchange Commission's rules and are not intended to forecast future price appreciation of Company common stock. It is important to note that options have value only if the stock price increases above the exercise price shown in the table during the effective option period. In order for the executive to realize the potential values set forth in the 5% and 10% columns in the table, the price per share of the Company's common stock would be approximately $21.08 and $33.56, respectively, as of the expiration date of the options.

(2) Options granted pursuant to the 1998 Stock Option Plan are exercisable in five equal annual installments commencing on July 18, 2001; provided, however, options will be immediately exercisable in the event the optionee terminates employment due to death, disability, retirement or change in control. The purchase price may be made in whole or in part in cash or common stock. Options include limited rights (SARs) pursuant to which the options may be exercised in the event of a change in control of the Company. Upon the exercise of a limited right, the optionee would receive a cash payment equal to the difference between the exercise price of the related option on the date of grant and the fair market value of the underlying shares of common stock on the date the limited right is exercised.

(3)  The option term is ten years.

FISCAL YEAR-END OPTION VALUES

     The following table provides certain information with respect to the number of shares of Company common stock represented by outstanding options held by those individuals as of March 31, 2001. Also reported are the values for "in-the-money" options, which represent the positive spread between the exercise price of stock options and the year-end stock price.

                                                                                VALUE OF
                                             NUMBER                           UNEXERCISED
                                         OF SECURITIES                        IN-THE-MONEY
                                     UNDERLYING UNEXERCISED                     OPTIONS
                                            OPTIONS                         AT FISCAL YEAR-
           NAME                     AT FISCAL YEAR-END(#)(1)                   END($)(3)
--------------------------     ----------------------------------  ----------------------------------
                                 EXERCISABLE      UNEXERCISABLE      EXERCISABLE     UNEXERCISABLE
                                 -----------      -------------      -----------     -------------
Robert F. Stoico                   187,205            95,779              -             $135,179
Edward A. Hjerpe, III               66,174            47,018              -              $54,068
Frederick R. Sullivan               37,441            19,155              -              $27,034
Kevin J. McGillicuddy               37,441            19,155              -              $27,034

------------------------------
(1) The Options in this table have an exercise price of $18.50 with the exception of 43,536 options for Mr. Hjerpe which were awarded on June 29, 1998 which have an exercise price of $19.25. Also included are 65,304, 26,120, 13,060 and 13,060 options for Messrs. Stoico, Hjerpe, Sullivan and McGillicuddy, respectively, which have an exercise price of $12.94.
(2)  The Price of the Common Stock on March 31, 2001 was $15.01.
(3) Value of unexercised in-the-money stock options equals the market value of shares covered by in-the-money options on March 31, 2001 less the option exercise price. Options are in-the-money if the market value of shares covered by the options is greater than the exercise price.


EXECUTIVE COMPENSATION

     The report of the Compensation Committee and the stock performance graph shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended (the "Securities Act") or the Exchange Act, except as to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

     COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION. Under rules established by the Securities and Exchange Commission, the Company is required to provide certain data and information in regard to the compensation and benefits provided to the Company's Chief Executive Officer and certain other executive officers of the Company and the Bank for the fiscal year ended March 31, 2001. The following discussion addresses compensation information relating to the Chief Executive Officer and the executive officers of the Bank and Company for fiscal 2001 and sets forth the joint report of the Compensation Committee of the Company and Management and Personnel Committee of the Bank (collectively, the "Compensation Committee"). The disclosure requirements for the Chief Executive Officer and other executive officers include the use of tables and a report explaining the rationale and considerations that led to fundamental compensation decisions affecting those individuals. In fulfillment of this requirement, the Compensation Committee, at the direction of the Board of Directors, has prepared the following report for inclusion in this proxy statement.

     COMPENSATION POLICY. The Company and the Bank have engaged the services of a nationally known executive compensation consultant, the I.F.M. Consulting Group, to design the Executive Compensation Program to reflect the status of the Bank as a stock institution and the Company as a publicly held entity and to ensure competitive compensation levels in comparison to similarly situated publicly held financial services institutions providing banking, mortgage banking, insurance, trust and asset management services. The Executive Compensation Program incorporates the consolidated financial results of the Company as well as other factors related to the performance of the Company. For fiscal 2001, the Executive Compensation Program was fully utilized to determine compensation levels for base pay as well as incentive (bonus) compensation. The Executive Compensation Program incorporates base salary and incentive compensation based on measurable goal attainment and performance.

     The Compensation Committee's responsibility is to recommend the amount and composition of executive compensation paid to the executive officers. The Board of Directors has the responsibility to review the report of the Compensation Committee and approve such compensation. It is the policy of the Compensation Committee to review executive compensation not less than annually and more often if deemed necessary by the Compensation Committee. The process the Compensation Committee utilized for fiscal 2001 involved a review of the Company's compensation consultant's recommendations for a potential range for changes to base salaries. This range reflected an appropriate change in percent based on economic, competitive market, peer group analysis, and position responsibilities. Recommended changes in base pay were made to compensation levels established in fiscal 2001 by the Committee using peer group analysis and compensation recommended by the consultant.

     In making its compensation determinations, the Compensation Committee also considers the evaluations of executive officers performed by the Chief Executive Officer and recommendations made by the Chief Executive Officer, except in the case of its compensation deliberations regarding the Chief Executive Officer. The performance of the Chief Executive Officer and other executive officers are evaluated by the Compensation Committee and a recommendation is made to the Board. Upon review, the Board sets all executive compensation within the parameters of compensation policy as defined within the Executive Compensation Program. The Chief Executive Officer, a member of the Board of Directors, abstains from voting on matters related to his compensation.

     STOCK-BASED COMPENSATION. The Company maintains the FIRSTFED AMERICA BANCORP, INC. 1998 Stock Option Plan under which executive officers were granted options to purchase common stock from that plan. The Compensation Committee believes that stock ownership is a significant incentive in building shareholder value and aligning the interests of employees with shareholders as the value of this component increases as the common stock of the Company appreciates in value.

     COMPENSATION OF THE CHIEF EXECUTIVE OFFICER. The Chief Executive Officer was evaluated on his performance in managing the Company during fiscal 2001, including the effort related to operating the Company in its fourth year as a public company, fiscal performance, and earnings per share. Certain quantitative and qualitative factors were reviewed to determine the Chief Executive Officer's compensation. Following a review of the Chief Executive Officer's performance, it was determined that the total cash compensation for the Chief Executive Officer would be established according to the compensation philosophy as stated in the executive compensation plan. In reaching its determination regarding the Chief Executive Officer's base salary, the Compensation Committee utilized the report of the executive compensation consultant and recommended to the Board of Directors a base salary substantially equivalent to the amount recommended by the executive compensation consultant. The Committee's determination of the Chief Executive Officer's incentive compensation for fiscal 2001 also was determined by the Committee following a review of the Chief Executive Officer's performance. In reaching its determination regarding the recommended level of the Chief Executive Officer's cash incentive compensation for fiscal 2001, the Committee utilized the Incentive Compensation Program guidelines, approved by the Board the prior year, and recommended to the Board an amount of incentive compensation within the guidelines of the Incentive Compensation Program for certain goal attainment.


              THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS
                                 OF THE COMPANY

                   Robert F. Stoico          Gilbert C. Oliveira

                             Thomas A. Rodgers, Jr.


                     THE MANAGEMENT AND PERSONNEL COMMITTEE
                      OF THE BOARD OF DIRECTORS OF THE BANK


                   Robert F. Stoico          Gilbert C. Oliveira

                Thomas A. Rodgers, Jr.        Willard E. Olmsted

     COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION. No executive officer of the Company or the Bank serves as a member of the compensation committee of another entity, one of whose executive officers serves on the Compensation Committee of the Company or the Bank. No executive officer of the Company or the Bank served as a director of another entity, one of whose executive officers serves on the Compensation Committee of the Company or the Bank. No executive officer of the Company or the Bank served as a member of the compensation committee of another entity, one of whose executive officers serves as a director of the Company or the Bank. With the exception of Mr. Stoico, who serves as Chairman, President and Chief Executive Officer of the Company, and President and Chief Executive Officer of the Bank, none of the members of the Company's Compensation Committee is an officer or employee of the Company.

--------------------------------------------------------------------------------
                             STOCK PERFORMANCE GRAPH
--------------------------------------------------------------------------------

     The following graph compares the cumulative total shareholder return on the Company common stock with the cumulative total return on the American Stock Exchange Index and with the Media General Financial Services Index for Savings and Loans. The graph assumes that $100 was invested at the close of business on January 15, 1997, the initial day of trading of the Company's common stock. Total return assumes the reinvestment of all dividends.

                                     [GRAPH]

                                     Summary

                                        1/15/97  3/31/98   3/31/99   3/31/00    3/30/01
                                        -------  -------   -------   -------    -------
FIRSTFED AMERICA BANCORP, INC.          100.00   211.30    120.00    107.50      150.10

American Stock Exchange                 100.00   126.88    120.07    169.79      143.24

MG Index for Savings and Loans          100.00   169.42    137.57    105.99      175.81

Notes:

     (1) The lines represent annual index levels derived from compounded daily returns that include all dividends.

     (2) The indexes are reweighted daily, using the market capitalization on the previous trading day.

     (3) If the monthly interval, based on the fiscal year-end is not a trading day, the preceding trading day is used.

     (4)  The index level for all series was set to $100.00 on 1/15/97.

                      AUDIT AND COMPLIANCE COMMITTEE REPORT

     The Audit and Compliance Committee of the Board of Directors is responsible for assisting the Board of Directors in fulfilling its responsibility to the stockholders relating to corporate accounting, reporting practices and the quality and integrity of the financial reports of the Company. Additionally, the Audit and Compliance Committee selects the auditors and reviews their independence and their annual audit. The Audit and Compliance Committee is comprised of three directors, each of whom is independent under the American Stock Exchange's listing standards. The Audit and Compliance Committee acts under a written charter adopted by the Board of Directors, a copy of which is attached to this proxy statement as Appendix A.

     The Audit and Compliance Committee reviewed and discussed the annual financial statements with management and the independent accountants. As part of this process, management represented to the Audit and Compliance Committee that the financial statements were prepared in accordance with the generally accepted accounting principles. The Audit and Compliance Committee also received and reviewed written disclosures and a letter from the accountants concerning their independence as required by Independence Standard No. 1. The Audit and Compliance Committee discussed with the accountants the contents of such materials, the accountants' independence and the additional matters required under Statement on Auditing Standards No. 61. Based on such review and discussions, the Audit and Compliance Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's Annual Report on Form 10-K for the year ended March 31, 2001 for filing with the Securities and Exchange Commission.


                THE AUDIT AND COMPLIANCE COMMITTEE OF THE COMPANY

               John  S. Holden, Jr.               Paul A. Raymond

                                Anthony L. Sylvia


--------------------------------------------------------------------------------
             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
--------------------------------------------------------------------------------

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's executive officers and directors, and persons who own more than 10% of any registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the SEC. Executive officers, directors and greater than 10% shareholders are required by regulation to furnish the Company with copies of all Section 16(a) reports they file.

     Based solely on its review of the copies of the reports it has received and written representations provided to the Company from the individuals required to file the reports, the Company believes that each of its executive officers, directors and greater-than-10% shareholders has complied with applicable reporting requirements for transactions in Company common stock during the fiscal year ended March 31, 2001, except for one late Form 4 filed by Mr. Stoico with respect to two purchase transactions, one late Form 4 filed by Mr. Sylvia with respect to one purchase transaction, both filings delayed one day due to a weather emergency, and one late Form 3 filed by the FIRSTFED Charitable Foundation upon becoming a greater-than-10% shareholder.

--------------------------------------------------------------------------------
                          TRANSACTIONS WITH MANAGEMENT
--------------------------------------------------------------------------------

     Federal regulations require that all loans or extensions of credit to executive officers and directors must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the general public and must not involve more than the normal risk of repayment or present other unfavorable features. In addition, loans made to a director or executive officer in excess of the greater of $25,000 or 5% of the Bank's capital and surplus (up to a maximum of $500,000) must be approved in advance by a majority of the disinterested members of the Board of Directors.

     The Bank makes loans to its executive officers and directors on the same terms and conditions offered to the general public. The Bank's policy provides that all loans made by the Bank to its executive officers and directors be made in the ordinary course of business, on substantially the same terms, including collateral, as those prevailing at the time for comparable transactions with other persons and may not involve more than the normal risk of collectibility or present other unfavorable features. At March 31, 2001, the Bank had five loans outstanding to executive officers and directors totaling $338,429. All such loans were made by the Bank in the ordinary course of business, on substantially the same terms, including interest rates and collateral prevailing at the time for comparable transactions with other persons and do not involve more than the normal risk of collectibility or present unfavorable features.


--------------------------------------------------------------------------------
               PROPOSAL 2 -- RATIFICATION OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

     The Board of Directors has appointed KPMG LLP to be its auditors for the 2002 fiscal year, subject to the ratification by shareholders. A representative of KPMG LLP is expected to be present at the annual meeting to respond to appropriate questions from shareholders and will have the opportunity to make a statement should he or she desire to do so.

     If the ratification of the appointment of the auditors is not approved by a majority of the votes cast by shareholders at the annual meeting, other independent public accountants may be considered by the Board of Directors. THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT AUDITORS.

AUDIT FEES

     KPMG LLP billed the Company aggregate fees of $128,000 for professional services rendered for the audit of the Company's annual financial statements and for the reviews of the financial statements included in the Company's Forms 10-Q for the fiscal year-ended March 31, 2001.

ALL OTHER FEES

     KPMG LLP billed the Company aggregate fees of $38,450 for professional services rendered for audits of 2000 Employee Benefit Plans and tax filing preparation for the year ended March 31, 2001. The Audit and Compliance Committee believes that the non-audit fees paid to KPMG LLP are compatible with maintaining KPMG's independence.

--------------------------------------------------------------------------------
                                  MISCELLANEOUS
--------------------------------------------------------------------------------

     The Company's Annual Report to Shareholders has been mailed to shareholders of record as of the close of business on June 4, 2001. Any shareholder who has not received a copy of the Annual Report may obtain a copy by writing to the Secretary of the Company. The Annual Report is not to be treated as part of the proxy solicitation material or as having been incorporated in this proxy statement by reference.

     A COPY OF THE COMPANY'S FORM 10-K FOR THE FISCAL YEAR ENDED MARCH 31, 2001, AS FILED WITH THE SEC, WILL BE FURNISHED WITHOUT CHARGE TO SHAREHOLDERS AS OF THE CLOSE OF BUSINESS ON JUNE 4, 2001 UPON WRITTEN REQUEST TO PHILIP G. CAMPBELL, FIRSTFED AMERICA BANCORP, INC., ONE FIRSTFED PARK, SWANSEA, MASSACHUSETTS 02777.

--------------------------------------------------------------------------------
                              SHAREHOLDER PROPOSALS
--------------------------------------------------------------------------------

     To be considered for inclusion in the Company's proxy statement and form of proxy relating to the 2002 Annual Meeting of Shareholders, a shareholder proposal must be received by the Secretary of the Company at the address set forth on the Notice of Annual Meeting of Shareholders not later than February 22, 2002. If such annual meeting is held on a date more than 30 calendar days from July 26, 2002, a shareholder proposal must be received by a reasonable time before the Company begins to print and mail its proxy materials for such annual meeting. Any such proposal will be subject to the proxy rules of the Securities and Exchange Commission.

     The Bylaws of the Company set forth the procedures by which a shareholder may properly bring business before a meeting of shareholders, including director nominations. Pursuant to the Bylaws, only business brought by or at the direction of the Board of Directors may be conducted at a special meeting. The Bylaws of the Company provide an advance notice procedure for a shareholder to properly bring business before an annual meeting. The shareholder must give written advance notice to the Secretary of the Company not less than ninety (90) days before the date originally fixed for such meeting; provided, however, that in the event that less than one hundred (100) days notice or prior public disclosure of the date of the meeting is given or made to shareholders, notice by the shareholder to be timely must be received not later than the close of business on the tenth day following the date on which the Company's notice to shareholders of the annual meeting date was mailed or such public disclosure was made. In order for a shareholder to bring business before the Company's 2002 Annual Meeting of Shareholders, the Company would have to receive notice of such business no later than April 29, 2002 assuming the 2002 Annual Meeting is held on July 26, 2002 and that the Company provides at least 100 days notice of the date of the meeting. The advance notice by shareholders must include certain information required by the Bylaws. In the case of nominations to the Board of Directors, certain information regarding the nominee must be provided. A copy of the Bylaws may be obtained from the Company. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement or the proxy relating to any Annual Meeting any shareholder proposal which does not meet all of the requirements for inclusion established by the Securities and Exchange Commission in effect at the time such proposal is received.


                                        BY ORDER OF THE BOARD OF DIRECTORS

                                        /s/ Cecilia R. Viveiros

                                        Cecilia R. Viveiros
                                        Corporate Secretary


Swansea, Massachusetts
June 22, 2001

                                                                      APPENDIX A

                         FIRSTFED AMERICA BANCORP, INC.

                     AUDIT AND COMPLIANCE COMMITTEE CHARTER


     I.   AUDIT AND COMPLIANCE COMMITTEE

     There shall be a Committee of the Board of Directors to be known as the Audit and Compliance Committee (the "Audit Committee"). The Audit Committee shall be composed of at least three Directors who are independent of the management of the Company and are free of any relationship that, in the opinion of the Board of Directors, would interfere with their exercise of independent judgment as a Committee Member. Each Audit Committee member must be able to read and understand fundamental financial statements. At least one Committee Member must have past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background, including a current or past position as a chief executive or financial officer or other senior officer with financial oversight responsibilities. Audit Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Company or outside programs.

                                  INDEPENDENCE

     A Director will not be considered "Independent" if, among other things, the Director has:

     * Been employed by the Company or its affiliates in the current year or past three years.

     * Accepted any compensation from the Company or its affiliates in excess of $60,000 during the previous fiscal year (except for board services, retirement plan benefits, or non-discretionary compensation).

     * An immediate family member who is, or has been in the past three years, employed by the Company or its affiliates as an executive officer.

     * Been a partner, controlling shareholder or an executive officer of any for profit business to which the Company made or from which it received payments (other than those which arise solely from investments in the Company's securities) that exceed five percent of the Company's consolidated gross revenues for that year, or $200,000, whichever is more, in any of the past three years.

     * Been employed as an executive of another entity where any of the Company's executives serve on that entity's compensation committee.

     II.  STATEMENT OF POLICY

     The Audit Committee shall provide assistance to the Company's Directors in fulfilling their responsibilities to shareholders and the investment community relating to the Company's accounting, reporting practices of the Company and quality and integrity of the financial reports of the Company. In so doing, it is the responsibility of the Audit Committee to maintain free and open means of communications between the Board of Directors, the independent auditors, the internal auditors, and the financial management of the Company.

     III. MEETINGS

     The Audit Committee shall meet at least four times annually, or more frequently as circumstances dictate. The Audit Committee will meet at least annually in a separate executive session with management, the independent auditors, and the internal auditors to discuss any matters that the Audit Committee or each of these groups believe should be discussed privately.

     IV.  RESPONSIBILITIES

     1. Review and update this Charter at least annually or as conditions dictate and ascertain that this charter is reported in the Company's proxy statement at least once every three years.

     2.   Report periodically to the Board of Directors.

     3. Review and recommend to the Board of Directors the independent auditors to be selected to audit the financial statements of the Company and subsidiaries.

     4. Meet with the independent auditors and management of the Company to review the scope of the proposed audit for the current year and the audit procedures to be used, and at the conclusion review audit findings, including comments or recommendations of the independent auditors.

     5. Review the Internal Audit function of the Company including the independence and authority of its reporting obligations, the proposed audit plan for the current year and the coordination of such plans with the independent auditors.

     6. Consult with the independent and internal auditors regarding the integrity of the Company's financial reporting processes (Internal and External).

     7. Inquire as to the independent auditors' judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial statements.

     8. Consider and approve, if appropriate, major changes to the Company's auditing and accounting principles and practices as suggested by the independent auditors, management or the internal auditors.

     9. While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor.

     "WHEN NECESSARY" ACTIVITIES:

     1. Review and concur in the appointment, replacement, reassignment, or dismissal of the Internal Auditor.

     2. Review and approve requests for any management consulting engagement to be performed by the Company's independent auditors and be advised of any other study undertaken at the request of management that is beyond the scope of the audit engagement letter.

     3. Review periodically with general counsel legal and regulatory matters that may have a material impact on the AICPA's position regarding financial statements and compliance policies and programs.

     4. Conduct or authorize investigations into any matters within the Committee's scope of responsibilities. The Committee shall be empowered to retain Independent Counsel and other professionals to assist in the conduct of any investigation.

     V.   INDEPENDENT AUDITORS

     1. Each year the Independent Auditing Firm will present their Audit Plan and the estimated fees for performing the annual audit and quarterly reviews of Form 10-Q in the form of an engagement letter. This engagement letter will be presented to the Audit Committee for their approval.

     2. The Audit Committee will meet with the independent auditors to review the Audit Plan and results of their annual audit and to discuss any concerns of the independent auditors including those items cited in the management letter on the Company's internal control function.

     3. Will discuss with the Audit Committee the matters required to be discussed by Generally Accepted Auditing Standards (GAAS).

     VI.  INTERNAL AUDITORS

     The objective of the Company's internal audit function is to determine that the Company has established effective internal controls and compliance with managerial policies, laws, regulations and generally accepted accounting principles.

     1. Internal audit responsibilities will be fulfilled by either an employee of the Company or an outside firm that provides internal audit services. On an annual basis, senior management and the Audit Committee will evaluate whether the internal audit function should be fulfilled by a Company employee or employees or an outside firm which provides internal audit services.

     2. The internal auditors will use follow-up procedures to ensure that exceptions noted during regulatory exams, independent audits and internal audits are addressed in a satisfactory manner.

     3. The President/Chief Executive Officer and the Audit Committee will have authority to approve internal audit special investigations which have not been included as part of the current Audit Plan.

June 22, 2001



Dear Stock Award Recipient:

     As a participant in the FIRSTFED AMERICA BANCORP, INC. 1997 Stock-Based Incentive Plan (the "Incentive Plan") you are entitled to vote all of the unvested shares of restricted stock awarded to you under the Incentive Plan as of June 4, 2001. To do so, please complete and sign the attached Vote Authorization form and return it in the accompanying envelope by July 19, 2001. This Vote Authorization form allows you to convey your voting instructions to the Incentive Plan Trustee on the proposals presented at the Annual Meeting of Stockholders of FIRSTFED AMERICA BANCORP, INC. (the "Company") to be held on July 26, 2001. Also enclosed please find a Notice and Proxy Statement for the Company's Annual Meeting of Stockholders and the FIRSTFED AMERICA BANCORP, INC. Annual Report to Stockholders.

     Your voting instructions will not be revealed, directly or indirectly, to any officer, employee or director of the Company or First Federal Savings Bank of America other than Anthony Weatherford, Vice President and Director of Human Resources. Mr. Weatherford will tally the voting instructions and use the instructions he receives by July 19, 2001 to vote the 144,180 shares of Company common stock held in the Incentive Plan Trust.

     Please note that if you are an employee of First Federal Savings Bank of America you may receive several voting cards/forms due to your participation in various employee benefit plans. Please complete and return all voting cards/forms that you receive.

                                         Sincerely,


                                         /s/ Robert F. Stoico

                                         Robert F. Stoico
                                         Chairman of the Board of Directors
                                         of FIRSTFED AMERICA BANCORP, INC.

                             VOTE AUTHORIZATION FORM
                         FIRSTFED AMERICA BANCORP, INC.
                         1997 STOCK-BASED INCENTIVE PLAN


     In connection with the Annual Meeting of the Shareholders of FIRSTFED AMERICA BANCORP, INC. to be held on July 26, 2001, at 2:00 p.m. Eastern Time at the Westin Hotel, One West Exchange Street, Providence, Rhode Island 02903, and at any and all adjournments thereof, with all of the powers the undersigned would possess if personally present at such meeting as follows:

     1. The election as directors of all nominees listed (except as marked to the contrary below).

           Robert F. Stoico
           John S. Holden, Jr.

           FOR                       VOTE WITHHELD              FOR ALL EXCEPT
           [  ]                         [  ]                          [  ]

INSTRUCTION: To withhold your vote for any individual nominee, mark "FOR ALL EXCEPT" and write that nominee's name on the line provided below.

                          ----------------------------

     2. The ratification of the appointment of KPMG, LLP as independent auditors of FIRSTFED AMERICA BANCORP, INC. for the fiscal year ending March 31, 2002.

           FOR                        AGAINST                       ABSTAIN
           [  ]                         [  ]                          [  ]

     I UNDERSTAND THAT MY VOTING INSTRUCTIONS ARE SOLICITED ON BEHALF OF THE INCENTIVE PLAN TRUSTEE FOR THE MEETING OF SHAREHOLDERS TO BE HELD ON JULY 26, 2001. I UNDERSTAND THAT IF I SIGN THIS FORM WITHOUT INDICATING SPECIFIC INSTRUCTIONS, MY SHARES WILL BE VOTED "FOR" THE LISTED PROPOSALS AND "FOR" OTHER MATTERS RECOMMENDED BY THE BOARD OF DIRECTORS.


--------------                                  ------------------------------
     DATE                                                 SIGNATURE

From:        Anthony Weatherford
To:          All Employees
Date:        6/22/01  11:00 a.m.
Subject:     Proxy Ballot Voting for FAB Shareholders

All employees who are shareholders of FIRSTFED AMERICA BANCORP, INC stock through either the 401k or ESOP plans will begin receiving their ballots, proxy statements, and annual report today. Shareholders who own FAB stock as of the June 4, 2001 record date will be eligible to vote their shares at the July 26, 2001 Annual Meeting of Shareholders.

If you own FAB through the ESOP or the 401k plan, you will receive an individual ballot and envelope for each of these two plans. IT IS VERY IMPORTANT TO RETURN EACH BALLOT IN THE CORRECT ENVELOPE FOR THAT PLAN TO THE PLAN TABULATOR.

The 401k ballot is marked 401k (in vertical letters at the top of the ballot), and will have an envelope to be sent to:

                 FIRSTFED AMERICA BANCORP, INC
                 c/o Registrar and Transfer Company
                 10 Commerce Drive
                 Cranford, N.J. 07016-3572

The ESOP ballot is marked ESOP (in vertical letters at the top of the ballot), and will have an envelope to be sent to:

                 FIRST BANKERS TRUST
                 P.O. Box 3566
                 Quincy, Illinois 62305

Again, it is very important to send each ballot in the correct envelope when casting your vote.

If you do not have FIRSTFED AMERICA BANCORP, INC STOCK in either the 401k plan or are not a participant in the ESOP plan, you will not be receiving a ballot for these two plans.

If you own FAB stock held by a stockbroker, you will receive the proxy and annual report directly from the broker.

As an employee/owner of FIRSTFED AMERICA BANCORP, INC, you will have the right to vote any shareholder ballot questions. Your vote is confidential and will not be revealed to any employee or director. You are urged to exercise your right to vote as soon as you receive your ballots.

If you have any questions, please feel free to contact me.

[X] PLEASE MARK VOTES             REVOCABLE PROXY
    AS IN THIS EXAMPLE      FIRSTFED AMERICA BANCORP, INC.

                         ANNUAL MEETING OF SHAREHOLDERS
                                 JULY 26, 2001
                              2:00 P.M. LOCAL TIME

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Robert F. Stoico, Thomas A. Rodgers, Jr. and Anthony L. Sylvia or any one or more of them acting in the absence of others each with full power of substitution, to act as proxy for the undersigned, and to vote all shares of Common Stock of FIRSTFED AMERICA BANCORP, INC. (the "Company") which the undersigned is entitled to vote only at the Annual Meeting of Shareholders, to be held on July 26, 2001, at 2:00 p.m. Local Time, at The Westin Hotel, One West Exchange Street, Providence, Rhode Island 02903, and at any and all adjournments thereof, with all of the powers the undersigned would possess if personally present at such meeting as follows:


COMMON
                                                                 VOTE     FOR
                                                                 WITH-    ALL
                                                        FOR      HELD    EXCEPT
1.   The election as directors of all nominees listed
     (except as marked to the contrary below).          [  ]     [  ]     [  ]

     ROBERT F. STOICO AND JOHN S. HOLDEN, JR.

INSTRUCTION: TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, MARK "FOR ALL EXCEPT" AND WRITE THAT NOMINEE'S NAME ON THE LINE PROVIDED BELOW.

--------------------------------------------------------------------------------

                                                        FOR    AGAINST  ABSTAIN
2.   The ratification of the appointment of KPMG LLP
     as independent auditors of FIRSTFED AMERICA        [  ]     [  ]     [  ]
     BANCORP, INC. for the fiscal year ending
     March 31, 2002.


  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED PROPOSALS.

     THIS PROXY IS REVOCABLE AND WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS LISTED. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, INCLUDING WHETHER OR NOT TO ADJOURN THE MEETING, THIS PROXY WILL BE VOTED BY THE PROXIES IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.



                                                    ---------------------------
Please be sure to sign and date                     Date
  this Proxy in the box below.
--------------------------------------------------------------------------------



------- Shareholder sign above--------Co-holder (if any) sign above-------------



--------------------------------------------------------------------------------
   DETACH ABOVE CARD, SIGN, DATE AND MAIL IN POSTAGE PAID ENVELOPE PROVIDED.

                         FIRSTFED AMERICA BANCORP, INC.
--------------------------------------------------------------------------------

     The above signed acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Shareholders and of a Proxy Statement dated June 22, 2001 and of the Annual Report to Shareholders.

     Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required.

            PLEASE COMPLETE, DATE, SIGN AND PROMPTLY MAIL THIS PROXY
                     IN THE ENCLOSED POSTAGE-PAID ENVELOPE
--------------------------------------------------------------------------------

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

----------------------------------

----------------------------------

----------------------------------